NOTES RECEIVABLE FROM PARTICIPANTS	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Contribution [Line Items]
NOTES RECEIVABLE FROM PARTICIPANTS	NOTES RECEIVABLE FROM PARTICIPANTS
Upon application by a participant and validation as appropriate per the participant loan policy, the Trustee may make a loan to a participant in an amount not exceeding the lesser of 50% of the vested account balance in the participant’s account, or $50,000 reduced by the highest outstanding loan balance in the participant’s account during the prior twelve month period, with a minimum loan of $1,000. Loan withdrawals are allocated, as applicable, to the participant’s balance in each of his or her selected investment funds. A participant may only have two loans outstanding at any given time. The loans are collateralized by up to 50% of the vested account balance in the participants’ accounts. All loans shall bear a reasonable rate of interest as determined by the Plan Administrator based on the prevailing interest rates charged by persons in the business of lending money for loans which would be made under similar circumstances. Interest rates are determined on the first business day of the calendar quarter. Loans are subject to a loan setup fee of $75. Loan setup fees are deducted from the loan proceeds. In addition, participants with outstanding loans are subject to an annual maintenance fee of $25 per loan, which is deducted from their respective accounts quarterly. Interest rates on outstanding participant loans ranged from 3.75% to 9.00% at December 31, 2025 and December 31, 2024.